Exhibit 10.3

Execution Version

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of April 7, 2026, between the parties listed on Schedule A hereto and the other Persons who enter into a joinder to this Agreement substantially in the form of Exhibit A hereto (a “Stockholder Joinder”) in order to become a “Stockholder Party” for purposes of this Agreement (each such party, a “Stockholder Party” and collectively, the “Stockholder Parties”), Fifth Era Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”), SMT Holdings Limited, an Abu Dhabi Global Market Private Company Limited by Shares (the “Company”), and, upon executing and delivering the Joinder to this Agreement in the form of Exhibit B hereto (the “Joinder”) to the Sponsor and the Company, Miotal SPAC HoldCo, Inc., a Cayman Islands exempted company (“Holdco”) and, upon executing and delivering the Joinder to the Sponsor and the Company, PENNY Merger Sub, Inc., a Cayman Islands exempted company (“Merger Sub”). The Stockholder Parties, Holdco, Merger Sub, Sponsor and the Company are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. The Company shall only be a Party from the date of this Agreement until the Closing Date. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, on April 8, 2026, Holdco entered, by joinder, into a Business Combination Agreement (the “Business Combination Agreement”), which was entered into on April 7, 2026 by and among, FERA and the Company, pursuant to which the parties thereto shall consummate the Transactions, and upon consummation of the Transactions, each Stockholder Party will hold such number of Holdco Ordinary Shares (the “Holdco Equity Securities”) set forth beside such Stockholder Party’s name on Schedule A hereto (such shares and rights, together with any shares that are issuable upon the exercise or conversion of the rights, any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, the “Securities”); and

WHEREAS, pursuant to the Business Combination Agreement, and in view of the valuable consideration to be received by each Stockholder Party thereunder, Holdco, the Company, Merger Sub, the Sponsor and the Stockholder Parties desire to enter into this Agreement, pursuant to which the Securities shall become subject to the limitations on disposition and other restrictions as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the Parties hereby agree as follows:

1. For the purposes of this Agreement:

(a) the term “Immediate Family” means, with respect to any natural person, any of the following: such person’s spouse, domestic partner, the siblings of such person and his or her spouse or domestic partner, and the direct descendants and ascendants (including adopted and stepchildren and parents) of such person and his or her spouse or domestic partner and siblings;

(b) the term “Lock-Up Securities” means the Securities and, for the avoidance of any doubt, shall exclude Holdco Ordinary Shares acquired in the public market after the Closing Date;

(c) the term “Permitted Transferees” means any Person to whom the Stockholder Party is permitted to Transfer (as defined below) Lock-Up Securities prior to the expiration of the Lock-Up Period (as defined below), as the case may be, pursuant to Section 2(a);

(d) the term “Lock-Up Period” means the period beginning on the Closing Date and ending on the date that is 180 days following the Closing Date;

(e) the term “Transfer” means the (A) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder, with respect to, any security, (B) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (C) public announcement of any intention to effect any transaction specified in clause (A) or (B).

2. Lock-Up Provisions.

(a) Notwithstanding the provisions set forth in Section (b), each Stockholder Party or any of its Permitted Transferees may Transfer any or all of the Lock-Up Securities during the Lock-Up Period:

(i) in the case of a Stockholder Party that is not an individual, to such Stockholder Party’s officers, directors or management committee members, direct or indirect partners, members or equity holders;

(ii) in the case of a Stockholder Party that is not an individual, to any affiliate(s) of such Stockholder Party or any affiliate(s) of that Stockholder Party’s officers, directors, management committee members or members;

(iii) in the case of a Stockholder Party that is an individual, by gift to a member of such individual’s Immediate Family or to a trust, the primary beneficiary of which is a member of such individual’s Immediate Family, or to a charitable organization or by virtue of laws of descent and distribution upon death of such individual, or pursuant to a qualified domestic relations order;

(iv) to a corporation, partnership, limited liability company or other entity of which the Stockholder Party or the Stockholder Party’s Immediate Family (if applicable) are the legal and beneficial owner of all of the outstanding equity securities or similar interests (or to a nominee or custodian for these purposes);

(v) to any personalized portfolio bond issued by an insurance company that is beneficially owned by an individual Stockholder Party and in relation to which such person has the ability to direct the management assets comprising the bond portfolio;

(vi) by virtue of any binding law or order of a governmental entity or by virtue of such Stockholder Party’s Organizational Documents upon liquidation or dissolution of such Stockholder Party;

(vii) in connection with the “net” or “cashless” exercise of options or other rights to purchase Holdco Ordinary Shares in satisfaction of any tax withholding obligations;

(viii) pursuant to a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act after the date of this Agreement relating to the sale of the Stockholder Party’s Lock-Up Securities; provided, that the securities subject to such plan may not be sold until after the expiration of the applicable Lock-Up Period;

(ix) pursuant to a bona fide tender offer, merger, consolidation or other similar transaction, in each case made to all holders of Holdco Ordinary Shares, involving a change of control (including negotiating and entering into an agreement providing for any such transaction), or

(x) by bona fide pledges of Lock-Up Securities as security or collateral in connection with any borrowing or the incurrence of any indebtedness by a Stockholder Party;

provided, that in the case of clauses (i) through (vi), the Permitted Transferees must enter into a Stockholder Joinder agreeing to be bound by the provisions set forth in Section 2(b).

(b) Each Stockholder Party hereby agrees that it shall not, and shall cause any of its Affiliates and Permitted Transferees not to, Transfer any Lock-Up Securities during the Lock-Up Period (the “Transfer Restriction”).

(c) During the Lock-Up Period, each certificate (if any are issued) evidencing any Lock-Up Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF [___], BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”) AND THE ISSUER’S SECURITY HOLDERS NAMED THEREIN. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

Promptly upon the Transfer Restriction ceasing to apply in respect of the Lock-Up Securities in accordance with Section 2(b), Holdco shall take all reasonable steps required to remove such legend from the certificates evidencing the relevant Lock-Up Securities, including issuing new certificates in respect of the relevant Lock-Up Securities.

(d) For the avoidance of any doubt, each Stockholder Party shall retain all of its rights as a shareholder of Holdco with respect to the Lock-Up Securities during the Lock-Up Period, including the right to vote, and to receive any dividends and distributions in respect of, any Lock-Up Securities.

3. Miscellaneous.

(a) Transfers. If any Transfer is made or attempted contrary to the provisions of this Agreement, such Transfer shall be null and void ab initio, and Holdco shall refuse to recognize any such transferee of the Lock-Up Securities as one of its equity holders for any purpose. In order to enforce this Section 3(a), Holdco may impose stop-transfer instructions with respect to any relevant Lock-Up Securities (and any Permitted Transferees and assigns thereof), as applicable, until the end of the Lock-Up Period.

(b) Termination of the Business Combination Agreement. Notwithstanding anything to the contrary contained herein, in the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing Date, this Agreement and all rights and obligations of the Parties hereunder shall automatically terminate and be of no further force or effect.

(c) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns. Except as otherwise provided in this Agreement, this Agreement and all obligations of the Parties are personal to the Parties and may not be transferred or delegated by the Parties at any time.

(d) Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a Party hereto or thereto or a successor or permitted assign of such Party.

(e) Governing Law; Jurisdiction. The terms of Sections 9.05 and 9.06 of the Business Combination Agreement shall apply to this Lock-Up Agreement and are incorporated by reference herein mutatis mutandis.

(f) Waiver Of Jury Trial. The terms of Section 9.07 of the Business Combination Agreement shall apply to this Lock-Up Agreement and are incorporated by reference herein mutatis mutandis.

(g) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The Parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

(h) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by e-mail (having obtained electronic delivery confirmation thereof), (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, provided, however, that notice given pursuant to clauses (iii) and (iv) above shall not be effective unless a duplicate copy of such notice is also given in person or by e-mail (having obtained electronic delivery confirmation thereof), in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to the Company, to:

SMT Holdings Limited

Cloud Desk D08, 11th Floor, Al Sarab Tower,

Abu Dhabi Global Market Square,

Al Maryah Island, Abu Dhabi, UAE
Attention: Diarmuid Clohessy
Email: d.clohessy@miotal.com

With copies (which shall not constitute notice) to:

Morrison & Foerster LLP

425 Market Street

San Francisco, CA 94105
Attention: Brandon C. Parris; Omar E. Pringle
Email: BParris@mofo.com; OPringle@mofo.com

If to Sponsor, to:

Fifth Era Acquisition Sponsor I LLC

c/o Fifth Era Acquisition Corp I

PO Box #1093, Boundary Hall

Cricket Square, Grand Cayman

KY1-1102, Cayman Islands

Attention: Mitchell Mechigian

Email: mmechigian@fifthera.com

With copies (which shall not constitute notice) to: Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Attention: Keith Billotti Email: billotti@sewkis.com

If to a Stockholder Party, to the address set forth beside such Stockholder Party’s name on Schedule A hereto.

(i) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of Merger Sub, Sponsor, the Company and Holdco and the Stockholder Parties that own 75% or more of the Lock-Up Securities of the Stockholder Parties; provided, that notwithstanding the foregoing, any amendment hereto or waiver hereto that adversely affects one or more Stockholder Party in a manner that is materially different from the other Stockholder Parties (in such capacity) shall require the consent of the adversely affected Stockholder Parties that own a majority of the Lock-Up Securities owned by such adversely affected Stockholder Parties. No failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(j) Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(k) Specific Performance. Each Stockholder Party acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by such Stockholder Party, money damages will be inadequate and Merger Sub, Sponsor, the Company and Holdco will have no adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by such Stockholder Party in accordance with their specific terms or were otherwise breached. Accordingly, Merger Sub, Sponsor, the Company and Holdco shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by such Stockholder Party and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

(l) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the Parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the Parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the Parties under the Business Combination Agreement or any Ancillary Documents. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of Merger Sub, Sponsor, the Company and Holdco or any of the obligations of the Stockholder Parties under any other agreement between any Stockholder Party and Merger Sub, Sponsor, the Company or Holdco, or any certificate or instrument executed by any Stockholder Party in favor of Holdco, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of Merger Sub, Sponsor, the Company or Holdco or any of the obligations of the Stockholder Parties under this Agreement.

(m) Further Assurances. From time to time, at another Party’s request and without further consideration (but at the requesting Party’s reasonable cost and expense), each Party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(n) Counterparts; Facsimile. This Agreement may also be executed and delivered by facsimile signature or by email in portable document format in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

THE COMPANY:

smt holdings limited

By:
Name:	Diarmuid Clohessy
Title:	Director

sponsor:

Fifth Era Acquisition Sponsor I LLC

By:
Name:	Mitchell Mechigian
Title:	Manager

[Signature Page to Lock-Up Agreement]

HOLDER
(if an individual)

By:
Name:

HOLDER
(if an entity)

Entity Name:

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

EXHIBIT A

FORM OF STOCKHOLDER JOINDER

This joinder is made and entered into as of [●], 2026 (this “Joinder”), by and between SMT Holdings Limited, an Abu Dhabi Global Market Private Company Limited by Shares (the “Company”), Fifth Era Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”), PENNY Merger Sub, Inc., a Cayman Islands exempted company (“Merger Sub”) and Miotal SPAC HoldCo, Inc., a Cayman Islands exempted company (“Holdco”), and the Person set forth on the signature page hereto (the “Joinder Party”). Reference is made to that certain Lock-Up Agreement (the “Lock-Up Agreement”), dated as of April 7, 2026, entered into by and among Holdco, by joinder dated April 8, 2026, Merger Sub, by joinder dated April 8, 2026, the Company, the Sponsor and the parties listed on Schedule A to the Lock-Up Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Lock-Up Agreement.

WHEREAS, pursuant to the Business Combination Agreement, the Joinder Party desires to execute and deliver this Joinder to the Sponsor, Holdco, Merger Sub and the Company pursuant to which the Joinder Party shall become party to the Lock-Up Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agrees as follows:

1. Agreement to be Bound. The Joinder Party hereby agrees that upon execution and delivery of this Joinder to the parties to this Joinder, it shall become a party to the Lock-Up Agreement and shall be fully bound by, and subject to, all of the covenants, terms, representations, warranties, rights, obligations and conditions of the Lock-Up Agreement as though an original party thereto.

2. Representations. The Joinder Party has received and carefully reviewed the Lock-Up Agreement, and the schedules, exhibits, and annexes thereto and the documents contemplated thereby, is familiar with the transactions contemplated hereby and thereby, and fully understands the terms and conditions set forth herein and in the Lock-Up Agreement. The Joinder Party has consulted with, or had the opportunity to consult with, independent advisors and counsel regarding such Joinder Party’s rights and obligations under this Joinder and the Lock-Up Agreement and intends for such terms to be binding upon and enforceable against the Joinder Party. The Joinder Party represents and warrants to the Company, the Sponsor, Merger Sub and Holdco that:

a.	it has all requisite capacity, power, and authority to execute and deliver this Joinder and to perform its respective obligations hereunder;

b.	the execution, delivery, and performance of this Joinder by it has been duly authorized by all necessary action of such party, if any, and no other action or other applicable proceeding on the part of the Joinder Party is necessary to authorize this Joinder;

c.	this Joinder has been duly and validly executed and, assuming the due authorization, execution, and delivery of this Joinder by each other party hereto, constitutes a legal, valid, and binding obligation of the Joinder Party, enforceable against the Joinder Party in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar Laws now or hereafter in effect relating to or limiting creditors’ rights generally and general principles of equity relating to the availability of specific performance and injunctive and other forms of equitable relief; and

d.	the execution, delivery, and performance of this Joinder by it will not (with or without the passage of time or the giving of notice, or both): (i) if the Joinder Party is not a natural person, contravene, conflict with, or result in a violation or breach of the organizational documents of each respective party; (ii) contravene, conflict with, or result in a violation or breach of any contract to which the Joinder Party is a party or by which each is bound; or (iii) violate any law or any judgment, decree, order, regulation, or rule of any court or other Governmental Body applicable to the Joinder Party or its respective properties or assets.

3. Successors and Assigns. This Joinder shall be binding upon, enforceable by and inure to the benefit of Holdco, Merger Sub, the Company, the Sponsor and the other parties to the Lock-Up Agreement and their respective successors and assigns.

4. Entire Agreement. This Joinder, together with the Lock-Up Agreement and the documents or instruments referred to therein (including any exhibits and schedules attached thereto), represents the entire agreement between Joinder Party, Holdco, Merger Sub, the Company, the Sponsor and the other parties to the Lock-Up Agreement with respect to the subject matter hereof.

5. Counterparts. This Joinder may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. This Joinder may be executed and delivered by facsimile or electronic transmission.

6. Headings. The headings contained in this Joinder are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

7. Miscellaneous. Sections 3(e), (f), (g) and (h) of the Lock-Up Agreement shall apply, mutatis mutandis, to this Joinder.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be effective as of the date first written above.

HOLDCO:

MIOTAL SPAC HOLDCO, INC.

By:
Name:	Diarmuid Clohessy
Title:	Director

MERGER SUB:

PENNY MERGER SUB, INC.

By:
Name:	Diarmuid Clohessy
Title:	Director

THE COMPANY:

SMT HOLDINGS LIMITED

By:
Name:	Diarmuid Clohessy
Title:	Director

SPONSOR:

FIFTH ERA ACQUISITION SPONSOR I LLC

By:
Name:	Mitchell Mechigian
Title:	Manager

[Signature page to Stockholder Joinder]

HOLDER
(if an individual)

By:
Name:

HOLDER
(if an entity)

Entity Name:

By:
Name:
Title:

[Signature page to Stockholder Joinder]

EXHIBIT B

FORM OF JOINDER

This joinder is made and entered into as of April 8, 2026 (this “Joinder”), by and between SMT Holdings Limited, an Abu Dhabi Global Market Private Company Limited by Shares (the “Company”), Fifth Era Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”), PENNY Merger Sub, Inc., a Cayman Islands exempted company (“Merger Sub”) and Miotal SPAC HoldCo, Inc., a Cayman Islands exempted company (“Holdco” and together with Merger Sub, the “Joinder Parties” and each a “Joinder Party”). Reference is made to that certain Lock-Up Agreement (the “Lock-Up Agreement”), dated as of April 7, 2026, entered into by and among Holdco, solely when Holdco executes and delivers this Joinder to the Sponsor and the Company, Merger Sub, solely when Merger Sub executes and delivers this Joinder to the Sponsor and the Company, the Company, the Sponsor and the parties listed on Schedule A to the Lock-Up Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Lock-Up Agreement.

WHEREAS, each of the Joinder Parties was formed on April 8, 2026 for the purpose of consummating the Transactions, including, with respect to Holdco, acting as the publicly traded company for the Company and the Sponsor after the Closing;

WHEREAS, each of the Joinder Parties desires to execute and deliver this Joinder to the Sponsor and the Company pursuant to which each of the Joinder Parties shall become party to the Lock-Up Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agrees as follows:

1. Agreement to be Bound. Each of the Joinder Parties hereby agrees that upon execution and delivery of this Joinder to the Sponsor and the Company, it shall become a party to the Lock-Up Agreement and shall be fully bound by, and subject to, all of the covenants, terms, representations, warranties, rights, obligations and conditions of the Lock-Up Agreement as though an original party thereto.

2. Representations. Each of the Joinder Parties has received and carefully reviewed the Lock-Up Agreement, and the schedules, exhibits, and annexes thereto and the documents contemplated thereby, is familiar with the transactions contemplated hereby and thereby, and fully understands the terms and conditions set forth herein and in the Lock-Up Agreement. Each of the Joinder Parties has consulted with, or had the opportunity to consult with, independent advisors and counsel regarding such Joinder Party’s rights and obligations under this Joinder and the Lock-Up Agreement and intends for such terms to be binding upon and enforceable against such Joinder Parties. Each of the Joinder Parties represents and warrants to the Sponsor and the Company that:

a.	it has all requisite capacity, power, and authority to execute and deliver this Joinder and to perform its respective obligations hereunder;

B-1

b.	the execution, delivery, and performance of this Joinder by it has been duly authorized by all necessary action of such party, if any, and no other action or other applicable proceeding on the part of the Joinder Party is necessary to authorize this Joinder;

c.	this Joinder has been duly and validly executed and, assuming the due authorization, execution, and delivery of this Joinder by each other party hereto, constitutes a legal, valid, and binding obligation of the Joinder Party, enforceable against the Joinder Party in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar Laws now or hereafter in effect relating to or limiting creditors’ rights generally and general principles of equity relating to the availability of specific performance and injunctive and other forms of equitable relief; and

d.	the execution, delivery, and performance of this Joinder by it will not (with or without the passage of time or the giving of notice, or both): (i) if the Joinder Party is not a natural person, contravene, conflict with, or result in a violation or breach of the organizational documents of each respective party; (ii) contravene, conflict with, or result in a violation or breach of any contract to which the Joinder Party is a party or by which each is bound; or (iii) violate any law or any judgment, decree, order, regulation, or rule of any court or other Governmental Body applicable to the Joinder Party or its respective properties or assets.

3. Successors and Assigns. This Joinder shall be binding upon, enforceable by and inure to the benefit of Holdco, Merger Sub, the Company, the Sponsor and the other parties to the Lock-Up Agreement and their respective successors and assigns.

4. Entire Agreement. This Joinder, together with the Lock-Up Agreement and the documents or instruments referred to therein (including any exhibits and schedules attached thereto), represents the entire agreement between Holdco, Merger Sub and the other parties to the Lock-Up Agreement with respect to the subject matter hereof.

5. Counterparts. This Joinder may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. This Joinder may be executed and delivered by facsimile or electronic transmission.

6. Headings. The headings contained in this Joinder are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

7. Miscellaneous. Sections 3(e), (f), (g) and (h) of the Lock-Up Agreement shall apply, mutatis mutandis, to this Joinder.

[Signature page follows]

B-2

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be effective as of the date first written above.

HOLDCO:

MIOTAL SPAC HOLDCO, INC.

By:
Name:	Diarmuid Clohessy
Title:	Director

MERGER SUB:

PENNY MERGER SUB, INC.
By:
Name:	Diarmuid Clohessy
Title:	Director

THE COMPANY:

SMT HOLDINGS LIMITED

By:
Name:	Diarmuid Clohessy
Title:	Director

SPONSOR:

FIFTH ERA ACQUISITION SPONSOR I LLC

By:
Name:	Mitchell Mechigian
Title:	Manager

[Signature page to Joinder]

B-3